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                                                                   EXHIBIT 10(i)

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL AND/OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

                    LIMITED TRANSFERABLE WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK


                            C.I.S. TECHNOLOGIES,INC.
                            (a Delaware Corporation)


     C.I.S. TECHNOLOGIES,INC., a Delaware corporation (the "Company"), hereby certifies that Healthcare Research Systems, Inc., its permitted successors and assigns, registered on the books of the Company maintained f or such purposes as the registered holder hereof (the "Holder"), for value received, is entitled to purchase from the Company fully paid and non-assessable shares of Common Stock of the Company, $0.01 par value ("Shares"), at the purchase price of $3.0625 per Share (the "Exercise Price") (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided. Certain capitalized terms used herein which are otherwise not defined are defined in the Assets Purchase Agreement dated February 2, 1994
(the "Agreement") to which Holder and the Company are parties.

     1. Number of Underlying Shares; Conditions to Exercisability. The maximum number of Shares which the Holder shall be entitled to purchase upon exercise of this Warrant shall be 200,000,with 40,000 thereof being immediately so purchasable and such purchase of the remaining 160,000 thereof being subject to (i) the achievement by December 31, 1999 of certain annual milestones of financial performance and (ii) certain limitations and conditions, all as set forth on Exhibit "A" hereto, (hereinafter, the "Annual Milestones").

     2.  Exercise of Warrants.

     (a) Subject to the prior achievement of the Annual Milestones and further subject to subsection (b) of this Section 2, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal of f ice of the Company at Tulsa, Oklahoma, or at such other place as the Company may designate by notice to the Holder hereof, together with a certified or bank cashier's check payable to the order of the
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Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. To the extent that applicable Annual Milestones have been achieved, this Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like tenor entitling the Holder to purchase, subject to any subsequently required achievement of Annual Milestones, the number of Shares as to which this Warrant has not been exercised.

     (b) This Warrant must be exercised on or prior to December 31, 2000, after which time it will be void and of no further force or effect.

     3.   Rights and Obligations of Warrant Holder.

     (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided if any certificate representing the Shares is issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof , consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

     (b) No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any action by the Company, whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise, receive notice of meetings or other action affecting shareholders (except for notices provided for herein), receive dividends, subscription rights or otherwise, until this Warrant shall have become exercisable and been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable

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as provided herein; provided that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been exercised, in whole or in part as the case may be, until the next succeeding day on which the stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.

     4. Shares Underlying Warrants. The Company covenants and agrees that all Shares delivered upon exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully-paid and non-assessable, and free from all stamp-taxes, liens, and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

     5. Limitations on Transferability of Warrant. This Warrant is not transferable prior to the achievement of the Annual Milestones and, then, only to the extent of that number of shares underlying this Warrant which are issuable upon exercise hereof subsequent to the achievement of each Annual Milestone. Notwithstanding the foregoing, this Warrant may be subdivided into two or more warrants ("Subdivided Warrants") which may at any time be transferred by Holder to and among any or all of its shareholders ("Individual Holders"), provided, however, the exercisability hereof at any given point in time shall be allocated among each Individual Holder in the same percentage that such Subdivided Warrant is of this entire Warrant.

     6. Disposition of Warrants or Shares. The Holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of this Warrant Certificate, by their acceptance hereof, hereby understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of a favorable opinion of counsel and/or submission to the Company of such evidence as may be satisfactory to counsel for the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

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     7.   Adjustments.

     (a) Stock Dividends. If after the date hereof, the number of outstanding
         ----------------
Shares is increased by a stock dividend payable in Shares or by a split-up of Shares, then, on the day following the date fixed for the determination of holders of Shares entitled to receive such stock dividend or split-up, the number of Shares issuable on exercise of the Warrants shall be increased in proportion to such increase in outstanding Shares and the then applicable Exercise Price shall be correspondingly decreased.

     (b) Aggregation of Shares. If after the date hereof, the number of
         -----------------------
outstanding Shares is decreased by a combination or reclassification of Shares, then, after the effective date of such combination or reclassification, the number of Shares issuable on exercise of the Warrants shall be decreased in proportion to such decrease in outstanding Shares and the then applicable Exercise Price shall be correspondingly increased.

     (c) Special Stock Dividend. If after the date hereof, shares of any class
         ----------------------
of the Company (other than common stock) are issued by way of a stock dividend on outstanding common stock then, commencing with the day following the date fixed for the determination of holders of common stock entitled to receive such stock dividend, in addition to any Shares receivable upon exercise of the Warrants, the Holder shall, upon such exercise of the Warrants, be entitled to receive, as nearly as practicable, the same number of shares of dividend stock, plus any shares issued upon any subsequent change, replacement, subdivision or combination thereof to which the holders would have been entitled had their Warrants been exercised immediately prior to such stock dividend.

     (d) Reorganization. If after the date hereof any capital reorganization or
         ---------------
reclassification of the common stock of the Company, or consolidation or merger of the Company with another Corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and fair provisions shall be made whereby the Holders shall thereafter have the right to purchase and receive in lieu of the Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented by the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and the number of Shares purchasable upon the exercise of the Warrants) shall thereaf-

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ter be applicable as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Holders the obligation to deliver to the Holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase.

     (e) Notice to Warrant Holders of Adjustment. Whenever the number of Shares
         -----------------------------------------
purchasable or the Exercise Price hereunder is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section a notice (i) stating that the number of Shares purchasable upon exercise or the Exercise Price of this Warrant have been adjusted, (ii) setting forth the adjusted number of Shares purchasable upon the exercise of this Warrant or the adjusted Exercise Price, and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.

     8. Loss or Destruction. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

     9. Survival. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

     10. Notices. Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed as follows:

                           C.I.S. Technologies, Inc.
                          6100 South Yale, Suite 1900
                             Tulsa, Oklahoma 74136

and if to the Holder, it will be addressed to the registered Holder

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at his address as it appears on the books of the Company.

                                      C.I.S. TECHNOLOGIES, INC.



                                      By: ______________________________________

                                      Title: ___________________________________



ATTEST:


______________________________

____________________ Secretary

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                                 PURCHASE FORM


                                                      Date______________________


TO: C.I.S. TECHNOLOGIES, INC.

     The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to the extent of ____________ shares of the Common Stock, $0.01 par value, of C.I.S. Technologies, Inc. and hereby makes payment of $______________ in accordance with the provisions of Section 2 of the Warrant Certificate in payment of the purchase price thereof.


                    INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
          (Please typewrite or print in block letters)

Address:



Soc. Sec. or Employer I.D. No.



                                      By:

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                                  EXHIBIT "A"
                                      to
                         LIMITED TRANSFERABLE WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK

                               ANNUAL MILESTONES
                               -----------------


     The Warrant to which this Exhibit forms a part is not exercisable as to 160,000 of the underlying Shares unless and until the following conditions, limitations and annual milestones of financial performance have been met, complied with and achieved.

     1. Definitions. For purposes hereof, the following words shall have the meanings indicated:

          1.1 "Anti-Dilution Amount" shall mean that number of Shares which, when added to the Outstanding Shares, would cause the CIS+HRS EPS to be reduced to the Company EPS.

          1.2 "Business" shall mean that business of providing health care data to third parties which was formerly conducted by Holder and which, upon the consummation of the Agreement and the resultant acquisition of the Business and Acquired Assets by the Company's wholly owned subsidiary, CIS Healthcare Research Systems, Inc. a Delaware corporation ("CIS-HRS"), is now conducted by CIS-HRS. "Business" shall also include all third party health care data sales activities conducted by or through the Company or other subsidiaries of the Company.

          1.3 "Company EPS" shall mean the amount of consolidated earnings per share of the Company for a given Fiscal Year calculated in accordance with generally accepted accounting principals ("GAAP"), exclusive of the portion
                                                        -------------
     thereof attributable to the HRS Gross Margin for such Fiscal Year.

          1.4 "Company+HRS EPS" shall mean the amount of consolidated earnings per share of the Company for a given Fiscal Year calculated in accordance with GAAP, including the portion thereof attributable to the HRS Gross
                ----------
     Margin for such Fiscal Year. For purposes hereof, the portion of Company+HRS EPS for a given Fiscal Year attributable to the HRS Gross Margin for such Fiscal Year shall be the HRS Gross Margin for such Fiscal Year divided by the Outstanding Shares as of the end of such Fiscal Year.

          1.5  "Cumulative Annual Maximum" shall mean, following the Fiscal
     Year ended December 31, 1994, 100,000 Shares; following the Fiscal Year ended December 31, 1995, 160,000 Shares, and following the Fiscal Year ended December 31, 1996, 200,000 Shares, all of which amounts are inclusive of those 40,000 Shares which are initially purchasable upon exercise of this Warrant.

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

          1.6  "Fiscal Year" shall mean the fiscal year of the Company.

          1.7 "HRS Gross Margin" shall mean the direct revenues attributable to the Business less the direct expenses attributable to the Business.

          1.8 "Outstanding Shares" shall mean the weighted average number of Shares outstanding calculated in accordance with GAAP as of the end of a given Fiscal Year.

All other capitalized terms not otherwise defined are defined in the Warrant Certificate to which this Exhibit is attached.

     2. Annual Calculations and Determinations. As soon as practicable following the completion of a given Fiscal Year, but in no event later than the date upon which the Company's audited financial statements for such Fiscal Year are completed, the amounts of HRS Gross Margin, Outstanding Shares, Company EPS, Company+HRS EPS and Annual Dilution Amount attributable to such Fiscal Year shall be calculated and the number of Shares thereafter acquirable upon exercise of this Warrant shall be determined as follows:

          2.1 Limitations on Exercise. The following limitations shall apply to the number of Shares which would otherwise become acquirable upon exercise of this Warrant:

               2.1.1 Minimum HRS Gross Margin. This Warrant shall not be exercisable (except to the extent it previously became exercisable) unless the total of the HRS Gross Margins for each Fiscal Year commencing with the Fiscal Year ending December 31, 1994 exceeds $55,000 time the number of such Fiscal Years.

               2.1.2 No Exercisability in Excess of Cumulative Annual Maximum. In no event shall the aggregate number of Shares otherwise acquirable upon exercise of this Warrant, together with the total of the Shares previously so acquired, exceed the Cumulative Annual Maximum applicable to any particular point in time.

               2.1.3 No Exercisability in Excess of Anti-Dilution Amount. In no event shall the number of additional Shares for which this Warrant otherwise becomes exercisable following any particular Fiscal Year exceed the Anti-Dilution Amount.

          2.2 Shares Acquirable Upon Exercise. Subject to the foregoing limitations, the number of Shares for which this Warrant may be exercised following a given Fiscal Year shall be one-half of the Anti-Dilution Amount ("Earned Shares") plus such portion of any previously Earned Shares as did not previously become exercisable (due to a prior Cumulative Annual Maximum) as does not, when taken together with the current Earned Shares, exceed the lesser of the most recent (i) Anti-Dilution Amount or (ii) Cumulative Annual Maximum.

     3. Termination of Non-Exercisable Warrants. Following the determination of the exercisability of this Warrant attributable to the Fiscal Year ended December 31, 1998, this Warrant shall not thereafter become further exercisable and the number of Shares underlying this Warrant shall be reduced to that number which are then acquirable upon exercise of this Warrant.

     4. Adjustments. In the event any adjustments to the number of Shares and Exercise Price are effected pursuant to Section 7 of this Warrant, corresponding adjustments to this Exhibit A will likewise apply.

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